Exhibit 99.4

Risks Relating to our Business, Business Operations and Financial Prospects

•	Our clinical trials may fail to demonstrate adequately the safety, potency/bioavailability and efficacy of any of our drug candidates, including our product candidate APL-101, which would prevent or delay development, regulatory approval and commercialization.
•	Our drug candidates may cause undesirable side effects or have other properties that could delay or prevent their regulatory approval, limit their commercial potential or result in significant negative consequences following regulatory approval, if obtained.
•	We are a pre-revenue biotechnology company with a history of losses. We anticipate that we will continue to incur net losses and net operating cash outflows for the foreseeable future and may never achieve or maintain profitability.
•	We rely on third parties to conduct our preclinical studies and clinical trials and we must work effectively with collaborators to develop our drug candidates. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, we may not be able to obtain regulatory approval for or commercialize our drug candidates and our business could be substantially harmed.
•	Even if we consummate the Business Combination, we may need additional capital to meet our operating cash requirements, and financing may not be available on terms acceptable to us, or at all. If we are unable to obtain such financing, we may be unable to complete the development, manufacturing and commercialization of our drug candidates.
•	We are currently operating in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by geopolitical instability due to the ongoing military conflict between Russia and Ukraine. Our business, financial condition and results of operations may be materially and adversely affected by any negative impact on the global economy and capital markets resulting from the conflict in Ukraine or any other geopolitical tensions.
•	We have no track record in launching and marketing drug candidates. If we are unable to develop marketing and sales capabilities or enter into agreements with third parties to market and sell our drug candidates, we may not be able to generate product sales revenue.
•	We may need to enter into license agreements with third parties to market and sell our drug candidates.
•	We have a limited operating history, which may make it difficult to evaluate our current business and predict our future performance.
•	The COVID-19 pandemic could adversely impact our business including our ongoing and planned clinical trials and preclinical research.
•	If we fail to effectively manage our anticipated growth or execute on our growth strategies, our business, financial conditions, results of operations and prospects could suffer.
•	We have historically incurred significant liabilities and may continue to have significant liabilities going forward, which can expose us to liquidity risk.
•	Our future success depends on our ability to retain key executives and to attract, train, retain and motivate senior management and qualified scientific employees.
•	Our reputation is key to our business success. Negative publicity may adversely affect our reputation, business and growth prospect.
•	We have significantly increased and will continue to increase the size and capabilities of our organization, and we may experience difficulties in managing our growth.
•	We may be involved in claims, disputes, litigation, arbitration or other legal proceedings in the ordinary course of business, and any claims or proceedings against us could be costly and time-consuming to defend.
•	Product liability claims or lawsuits could cause us to incur substantial liabilities.
•	We have limited insurance coverage, and any claims beyond our insurance coverage may result in our incurring substantial costs and a diversion of resources.

•	Business disruptions could seriously harm our future revenue and financial condition and increase our costs and expenses.
•	If we engage in acquisitions or strategic partnerships, this may increase our capital requirements, dilute our shareholders, cause us to incur debt or assume contingent liabilities, and subject us to other risks.
•	If we fail to comply with applicable anti-bribery laws, our reputation may be harmed and we could be subject to penalties and significant expenses that have a material adverse effect on our business, financial condition and results of operations.
•	We are subject to the risks of doing business globally.
•	We are subject to changing law and regulations regarding regulatory matters, corporate governance and public disclosure that have increased both our costs and the risk of non-compliance.
•	We are subject to stringent privacy laws, information security policies and contractual obligations governing the use, processing, and cross-border transfer of personal information and governing our data privacy and security practices.
•	Our internal computer systems, or those used by our CROs or partners or other contractors or consultants, may fail or suffer security breaches.
•	Increased labor costs could slow our growth and affect our profitability.
•	Raising additional capital may cause dilution to our shareholders and restrict our operations, and you may incur immediate and significant dilution and may experience further dilution if we issue additional ordinary shares or other equity securities in the future, including pursuant to the Employee Incentive Plan.
•	The amount of our future losses is uncertain and our operating results may fluctuate significantly or may fall below the expectations of investors or securities analysts, each of which may cause our stock price to fluctuate or decline.
•	The discontinuation of any of government grants or preferential tax treatment currently available to us could adversely affect our financial position, results of operations, cash flows and prospects.
•	We may not realize the benefits of any acquisitions, in-licenses or strategic alliances that we enter into.
•	Our management uses certain key business metrics to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and make strategic decisions and such metrics may not accurately reflect all of the aspects of our business needed to make such evaluations and decisions, in particular as our business continues to grow.
•	We rely on a limited number of suppliers for laboratory equipment and materials and may not be able to find replacements or immediately transition to alternative suppliers.
•	If our operating facilities become damaged or inoperable or if we move or are otherwise required to vacate our facilities, our ability to conduct and pursue our research and development efforts may be jeopardized.
•	Security breaches, loss of data and other disruptions could compromise sensitive information related to our business or prevent us from accessing critical information and expose us to liability, which could adversely affect our business and our reputation.

Risks Relating to our Drug Candidates

•	Drug development involves a lengthy and expensive process, with an uncertain outcome. We may incur unexpected costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our drug candidates.
•	We may expend our limited resources to pursue a particular drug candidate or indication and fail to capitalize on drug candidates or indications that may be more profitable or for which there is a greater likelihood of success.

•	The results of early-stage clinical trials and preclinical studies may not be predictive of future results. Initial success in clinical trials may not be indicative of results obtained when these trials are completed or in later stage trials.
•	If we experience delays or difficulties in the enrollment of patients in clinical trials, our clinical development activities could be delayed or otherwise adversely affected.
•	The design or execution of our ongoing and future clinical trials may not support marketing approval.
•	There may be delays or issues in the design and manufacturing and control of the drug substances and/or the drug products needed for conducting development of the drugs in our pipeline to meet standards for regulatory approval and/or for commercialization.
•	If we are unable to successfully validate, develop and obtain regulatory approval for companion diagnostic tests for our drug candidates that are required or experience significant delays in doing so, we may not realize the full commercial potential of these drug candidates.
•	We may not be successful in our efforts to identify, discover or in-license additional potential drug candidates.
•	If safety, efficacy, or other issues arise with any medical product that is used in combination with our drug candidates, we may be unable to market such drug candidate or may experience significant regulatory delays.
•	We may not be able to obtain licenses to promising oncology programs for the American, Chinese and/or European markets on desirable terms or at all.
•	Summary or preliminary data from our clinical trials that we announce or publish may change as new or revised patient data becomes available, and is subject to source verification procedures that could result in material changes in the final data.
•	We are developing some our product candidates for use in combination with standard-of-care as well as emerging or experimental cancer therapies, which exposes us to several risks beyond our control.
•	Material modifications in the methods of product candidate manufacturing may result in additional costs or delay.
•	We may not be able to file additional INDs to commence additional clinical trials on the timelines we expect, and even if we are able to, the FDA may not permit us to proceed.

Risks Relating to Government Regulations

•	All material aspects of the R&D and commercialization of pharmaceutical products are heavily regulated. Any failure to comply with applicable laws and regulations and industry standards or obtain various licenses and permits or any change to the applicable laws and regulations could harm our reputation and business, results of operations and prospects.
•	The regulatory approval processes of the FDA, NMPA and other comparable regulatory authorities are lengthy, time-consuming and inherently unpredictable. If we are ultimately unable to obtain regulatory approval for our drug candidates, our business will be substantially harmed.
•	Changes in government regulations or in practices relating to the pharmaceutical and biopharmaceutical industries, including healthcare reform in China, and compliance with new regulations may result in additional costs.
•	Adverse drug reactions and negative results from off-label use of our products could materially harm our business reputation, product brand name, financial condition and expose us to liability.
•	Our drug candidates may cause undesirable adverse events or have other properties that could interrupt, delay or halt clinical trials, delay or prevent their regulatory approval, limit the commercial profile of an approved label, or result in significant negative consequences following regulatory approval.

•	Even if we are able to commercialize any approved drug candidates, the drug candidates may become subject to national or other third-party reimbursement practices or unfavorable pricing regulations, which could harm our business and prospects.
•	Illegal and/or parallel imports and counterfeit pharmaceutical products may reduce demand for our future approved drug candidates and could have a negative impact on our reputation and business.
•	Any of our future approved drug candidates will be subject to ongoing or additional regulatory obligations and continued regulatory review, which may result in significant additional expense, and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our drug candidates.
•	Current and future legislation may increase the difficulty and cost for us to obtain marketing approval of and commercialize our drug candidates and affect the prices we may obtain.
•	If we participate in compassionate use programs, current regulatory discrepancies among competent authorities of different countries may lead to increased risk of adverse drug reaction and serious adverse events being produced from the use of our products.
•	For any current and future clinical trials for our product candidates outside the United States, the FDA, EMA, and applicable foreign regulatory authorities may not accept data from such trials.
•	Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not mean that we will succeed in obtaining regulatory approval of our product candidates in other jurisdictions.
•	Even if we apply for and obtain accelerated approval or Breakthrough Therapy, Fast Track or other designation intended to expedite, facilitate or reduce the cost pursuing development or regulatory review or approval with the FDA or other regulatory authorities for any of our product candidates, there is no guarantee that such designation would lead to faster development, regulatory review, or approval, nor would it increase the likelihood that any such product candidate will receive marketing approval.

Risks Relating to Commercialization of our Drug Candidates

•	We have limited experience in filing for regulatory approval for our drug candidates and submission of marketing applications to the regulatory authorities.
•	Our drug candidates, once approved, may fail to achieve the degree of market acceptance by physicians, patients, third-party payors and others in the medical community necessary for commercial success.
•	The market opportunities for any current or future drug candidate we develop, if and when approved, may be limited to those patients who are ineligible for established therapies or for whom prior therapies have failed, and may be small.
•	As we engage in other forms of collaboration worldwide, including conducting clinical trials abroad, we may be exposed to specific risks of conducting our business and operations in international markets.
•	Even if we obtain FDA approval of any of our product candidates, we may never obtain approval or commercialize such products outside of the United States, which would limit our ability to realize their full market potential.

Risks Relating to our Intellectual Property Rights

•	If we are unable to obtain and maintain patent protection for our drug candidates through intellectual property rights, or if the scope of such intellectual property rights obtained is not sufficiently broad, or if any patent rights that we own or in-licensed is challenged by third parties, third parties could develop and commercialize products and technologies similar or identical to ours and compete directly against us, and our ability to successfully commercialize any product or technology may be adversely affected.

•	Obtaining and maintaining our patent protection depends on compliance with various procedural, document submission, fee payment, and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements.
•	We enjoy only limited geographical protection with respect to certain patents and may not be able to protect our intellectual property rights throughout the world.
•	Intellectual property rights do not necessarily protect all aspects of our intellectual property, and if we are unable to maintain the confidentiality of our trade secrets, our business and future prospect will be harmed. We also may be subject to claims that our employees, consultants, or advisers have wrongfully used or disclosed alleged trade secrets of their former employers or claims asserting ownership of what we regard as our own intellectual property.
•	Changes in patent law could diminish the value of patents in general, thereby impairing our ability to protect our drug candidates.
•	We may become involved in lawsuits to protect or enforce our intellectual property, which could be expensive, time-consuming and unsuccessful. Our patent rights relating to our drug candidates could be found invalid or unenforceable if challenged in court or before the relevant patent authority.
•	Intellectual property litigation may lead to unfavorable publicity which may harm our reputation and cause the market price of our ordinary shares to decline, and any unfavorable outcome from such litigation could limit our R&D activities and/or our ability to commercialize our drug candidates.
•	We may not be successful in obtaining or maintaining necessary rights for our development pipeline through acquisitions and in-licenses.
•	If our trademarks and trade names are not adequately protected, we may not be able to build name recognition in our markets of interest and our competitive position may be adversely affected.
•	If we do not obtain protection under the Hatch-Waxman Amendments and similar legislation in other countries extending the terms of our patents, if issued, relating to our drug candidates, our business, financial condition, results of operations, and prospect may be materially harmed.
•	If we are sued for infringing, misappropriating, or otherwise violating intellectual property rights of third parties or engaging in unfair competition, such litigation could be costly and time-consuming and could prevent or delay us from developing or commercializing our drug candidates.
•	Our rights to develop and commercialize our drug candidates are subject, in part, to the terms and conditions of licenses granted to us by others. If we fail to comply with our obligations in the agreements under which we license intellectual property rights from third parties or otherwise experience disruptions to our business relationships with our licensors, we could be required to pay monetary damages or could lose license rights that are important to our business.
•	We face substantial competition and our competitors may discover, develop or commercialize competing drugs faster or more successfully than we do. We could be adversely affected by introduction of generic drugs.
•	If our efforts to protect the proprietary nature of the intellectual property related to our technologies are not adequate, we may not be able to compete effectively in our market.
•	Numerous factors may limit any potential competitive advantage provided by our intellectual property rights.
•	Patent terms may be inadequate to protect our competitive position on our product candidates for an adequate amount of time.

Risks Relating to our Reliance on Third Parties

•	We rely on third parties to manufacture or import our clinical and commercial drug supplies. Our business could be harmed if those third parties fail to provide us with sufficient quantities of product or fail to do so at acceptable quality levels, prices or in time.
•	We have entered into collaborations and may form or seek collaborations or strategic alliances or enter into additional licensing arrangements in the future, and we may not realize the benefits of such alliances or licensing arrangements.
•	Our rights to develop APL-106 are subject, in part, to the terms and conditions of a license granted to us by GlycoMimetics.
•	Our partners in China may be restricted from transferring their scientific data or drug products for us to use abroad.
•	We may not identify relevant third-party patents or may incorrectly interpret the relevance, scope or expiration of a third-party patent, which might adversely affect our ability to develop and market our products.
•	If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

Risks Related to Doing Business in China

•	The pharmaceutical industry in China is highly regulated and such regulations are subject to change which may affect approval and commercialization of our products once they are approved.
•	Changes in the political and economic policies of the PRC government may materially and adversely affect our business, financial condition and results of operations and may result in our inability to sustain our growth and expansion strategies.
•	The uncertainties regarding the interpretation and enforcement of PRC laws, rules and regulations could have an adverse effect on our business.
•	Dividends we receive from our subsidiaries located in the PRC may be subject to PRC income tax, which could materially and adversely affect the amount of dividends, if any, we may pay our shareholders.
•	We could be adversely affected by a deterioration of trade relations between the United States and China.
•	We are subject to PRC tax laws and regulations.
•	Implementation of labor laws and regulations in China may adversely affect Apollomics’ business and results of operations.
•	Apollomics is currently not required to obtain approval from Chinese authorities to list on U.S. exchanges, however, if Apollomics was required to obtain approval in the future and was denied permission from Chinese authorities to list on U.S. exchanges, Apollomics will not be able to continue listing on a U.S. exchange, which would materially affect the interest of the investors.
•	Regulations relating to offshore investment activities by PRC residents may subject us to fines or sanctions imposed by the PRC government, including restrictions on our PRC subsidiaries’ abilities to pay dividends or make distributions to us and our ability to increase our investment in our PRC subsidiary.
•	Government control of currency conversion of and regulations on loans to, and direct investment in, PRC entities by offshore holding companies may delay us from making loans or additional contributions to our PRC subsidiaries, which could restrict our ability to utilize the proceeds from the Business Combination effectively and affect our ability to fund and expand our business.
•	Fluctuations in Renminbi exchange rates may expose us to exchange rate volatility, and may have a material and adverse effect on our results of operations and the value of your investment.
•	The political relationships between China and other countries may affect our business operations.

•	Changes in the United States and international trade policies, particularly with regard to China, may adversely impact our business and operating results.
•	You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing actions in China against us or our management based on foreign laws.
•	Apollomics’ audit report to be included in our proxy statement/prospectus was prepared by an auditor located in mainland China which has previously not been able to be completely inspected by the U.S. Public Company Accounting Oversight Board (the “PCAOB”) due to positions previously taken by regulatory authorities of the People’s Republic of China (the “PRC”). On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the PRC establishing a framework for the PCAOB to conduct inspections and investigations of PCAOB-registered public accounting firms in mainland China and Hong Kong. However, under the Holding Foreign Companies Accountable Act, Apollomics’ securities may be subject to a trading prohibition in U.S. markets imposed by the SEC and may be subject to delisting if its auditor is unable to be completely inspected by the PCAOB for three consecutive years.

Risks Relating to our Business Combination

•	Subsequent to the consummation of the Business Combination, the Combined Company may be required to take write-downs or write-offs, or the Combined Company may be subject to restructuring, impairment or other charges.
•	The Combined Company will qualify as an “emerging growth company” as well as a “smaller reporting company” within the meaning of the Securities Act.
•	The unaudited pro forma financial information included in the proxy statement/prospectus may not be indicative of what the Combined Company’s actual financial position or results of operations would have been.
•	Maxpro may not be able to consummate an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem the Public Shares and liquidate.
•	Maxpro stockholders will have a reduced ownership and voting interest after the Business Combination and will exercise less influence over management.
•	Maxpro does not have a specified maximum redemption threshold.
•	Deferred underwriting fees in connection with Maxpro’s IPO and payable at the consummation of Maxpro’s initial business combination will not be adjusted to account for redemptions by Maxpro’s stockholders; if Maxpro stockholders exercise their redemption rights, the amount of effective total underwriting commissions as a percentage of the aggregate proceeds from Maxpro’s IPO will increase.
•	The Combined Company’s ability to be successful following the Business Combination will depend upon the efforts of the Combined Company Board and Apollomics’ key personnel and the loss of such persons could negatively impact the operations and profitability of the Combined Company’s business following the Business Combination.
•	Some of Maxpro’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination.
•	There is a minimum cash requirement and other conditions in the BCA, and failure to satisfy these conditions will stop the parties’ ability to consummate the Business Combination.
•	The Business Combination may be subject to delays or restrictions arising under or related to filing with and compliance with rules and regulations of the Committee on Foreign Investment in the United States, known as CFIUS.

Risks Relating to Ownership of Combined Company Securities Following the Business Combination

•	There can be no assurance that the Combined Company’s ordinary shares will be approved for listing on the Nasdaq Global Market or any other exchange or that the Combined Company will be able to comply with the continued listing standards of the Nasdaq Global Market or any other exchange.
•	If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Maxpro’s securities or, following the Closing, the Combined Company’s securities, may decline.
•	There will be a substantial number of Combined Company ordinary shares available for sale in the future that may adversely affect the market price of Combined Company ordinary shares.
•	Nasdaq Global Market may delist the Combined Company’s securities from trading on its exchange, which could limit investors’ ability to make transactions in the Combined Company’s securities and subject the Combined Company to additional trading restrictions.
•	We will be a foreign private issuer, and as a result, we will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.
•	As we are a “foreign private issuer” and intend to follow certain home country corporate governance practices, our shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements.
•	We may lose our foreign private issuer status in the future, which could result in significant additional costs and expenses.
•	As a result of being a public company, we are obligated to develop and maintain proper and effective internal controls over financial reporting, and any failure to maintain the adequacy of these internal controls may adversely affect investor confidence in our company and, as a result, the value of our securities.
•	The Combined Company does not intend to pay cash dividends for the foreseeable future.
•	The Combined Company may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
•	Cayman Islands law and the Memorandum & Articles of Association will contain certain provisions, including anti-takeover provisions that limit the ability of shareholders to take certain actions and could delay or discourage takeover attempts that shareholders may consider favorable, and will designate the Court of the Cayman Islands as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Combined Company’s shareholders, which could limit such shareholders’ ability to obtain a favorable judicial forum for disputes with the Combined Company or the Combined Company’s directors, officers or other employees.
•	The Combined Company’s business and operations could be negatively affected if it becomes subject to any securities litigation or shareholder activism, which could cause the Combined Company to incur significant expense, hinder execution of business and growth strategy and impact its stock price.